Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated February 23, 2026

to the currently effective Statutory Prospectus and Statement of Additional Information dated

May 1, 2025, as supplemented from time to time

This supplement provides updated information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

On February 23, 2026, The Bank of New York Mellon (“BNY”) replaced MUFG Investor Services (US) LLC (“MUFG”) as transfer agent to Guggenheim Variable Funds Trust (the “Trust” and each series of the Trust, a “Fund” and, collectively, the “Funds”).

Pursuant to a Transfer Agency and Shareholder Services Agreement with the Trust, as may be amended and/or restated time to time, BNY performs all shareholder servicing functions, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications, and acting as the dividend disbursing agent.

In view of the foregoing, references to MUFG as transfer agent to the Funds are hereby replaced with BNY as context requires. Additionally, all references to the telephone number 301-296-5100 are hereby deleted. All references to the telephone number (800) 888-2461 are hereby deleted and replaced with 1-800-820-0888.

In addition, the Prospectus is revised as described below.

The mailing address for Guggenheim Investments is replaced with the following in each instance in which it appears in the section titled “For More Information”:

Guggenheim Investments

PO Box 534493

Pittsburgh, PA 15253-4493

Please retain this supplement for future reference.

SUP-BNY-GVFT-0226x0526